Creating a Better Future April 2010 Mark Corrigan, MD, President and CEO

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995 concerning CombinatoRx, the potential of the product Exalgo and potential royalty income to CombinatoRx, the CombinatoRx product candidates and their development and commercial potential, the CombinatoRx selective ion channel modulation platform, its combination drug discovery technology, its collaboration agreements, and its financial condition, intellectual property and business plans. These forward-looking statements are based on the current estimates and assumptions of the management of CombinatoRx as of the date of this presentation and are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements.  Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include:
including risks related to the sale and marketing of Exalgo by Covidien, risks related to the development and regulatory approval of CombinatoRx's product candidates, the unproven nature of the
CombinatoRx drug discovery technologies, the ability of Covidien, Novartis and Fovea to perform their obligations under their collaboration agreements with CombinatoRx, the ability of the Company or its collaboration partners to initiate and successfully complete clinical trials of its product candidates, the
Company's ability to obtain additional financing or funding for its research and development and the other risks that can be found in the "Risk Factors" section of the CombinatoRx Annual Report on Form
10-K on file with the Securities and Exchange Commission, and the other filings made by CombinatoRx with the Securities and Exchange Commission.  No forward-looking statement can be guaranteed and actual results may differ materially from those CombinatoRx projects. CombinatoRx is providing this information as of the date of this presentation and does not undertake any obligation to publicly update any forward-looking statements contained in this document as a result of new information, future events or otherwise, except as required by law.

CombinatoRx
See Us. See the Future.

- **Focused in core therapeutic areas of pain and inflammation**
- **Leverage our expertise and pipeline to develop innovative products:**
  - Synavive for immuno-inflammatory disease - Completed multiple phase 2 studies
  - Ion Channel program – multiple preclinical-stage leads
- **Revenue generating partnerships**
  - Pain: Exalgo, partnered with Covidien. Provides non-dilutive capital
  - Ophthalmology: Prednisporin partnered with Fovea/Sanofi-Aventis
  - Oncology: Novartis
- **Two state-of-art cell-based drug discovery platforms fuel pipeline**
  - cHTS synergistic combination high throughput screening
  - Selective Ion channel modulation

© 2009 CombinatoRx, Incorporated. All rights reserved. CONFIDENTIAL CombinatoRx: Positioned As A Thriving Biopharmaceutical Business 3

CombinatoRx
See Us. See the Future.

MAP For 2010: How Much Value Is Added By Clinical Development?

(excerpted from the 2010 edition of CNS Disorders/Therapeutics: Mergers, Acquisitions, Partnering)

PhIII
PhIIb
PhIIa
PhI
preclinical
discovery
0
20
40
60
80
100
120
Mean Upfront Payment (US$ millions)
2006-09
2000-05

	discovery	preclinical	PhI	PhIIa	PhIIb	PhIII
2006-09	32.8	15.5	41.4	27.7	110.3	59.6
2000-05	26.5	10.5	21.2	18.8	40	62.5

© 2009 CombinatoRx, Incorporated. All rights reserved. CONFIDENTIAL 4 *Source: NeroInvestment April 2010

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
Pipeline: Focused on Pain and Inflammation
Discovery Preclinical Phase I Phase II Phase III Market
CRx-102
OA/RA
Ion Channel
candidates
Pain
Exalgo
™
(Covidien/Mallinckrodt)
Pain
Prednisporin™
(Sanofi-Aventis/Fovea)
Ophthalmic
Novartis
Oncology

Partnered Programs
Internal Programs
(Synavive™)

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
Leverage our proven pain and CNS drug development expertise
• Exalgo (pain)
• Tramadol ER (pain)
• Actiq (pain)
• Celebrex
• Xanax XR (anxiety)
• Imitrex, AXERT (migraine)
• Aricept (Alzheimers)
Underserved indications provide significant opportunities
• Neuropathic pain
• Osteoarthritis
• Back pain
• Cancer pain
• Breakthrough pain
>$24B WW pain market in 2007*
>$33B WW pain market projected in 2017*
* Datamonitor Report # DMHC2444
Pain: Opportunity to Produce Valuable Products

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
U.S. Commercial Partnership with Covidien
(Mallinckrodt) – June 2009
• Received $55 million in upfront and milestone payments
plus development funding
• Significant tiered royalties on future sales
• Launch expected in 2Q 2010 with expanded sales force
Extended
release
Hydromorphone
Exalgo
™
Indication:
Moderate-to-severe pain
(opioid tolerant patients
requiring continuous
analgesia)

Exalgo™ – Significant Revenue Opportunity

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
Exalgo™ – Significant Product Opportunity
US Long Acting Opioid (LAO) Market Large and
Growing
• 2008: 22 million Rxs -
annual growth rate of 9.3% (IMS)
• 2008: $4.8 billion in sales – annual growth rate of 18%
(IMS)
Strong performance of Opana ER- most recent LAO
launched in US
• Launched in US by Endo in July 2006
•
2007: 1% Rx share & 2% $ share or $83 million (IMS)
•
2008: 2% Rx share & 3.4% $ share or $164 million (IMS)
Strong launch performance of JURNISTA
®
in
Germany
• Launched in Germany in 2006 by Janssen-Cilag
•
2008: 3% Rx share & 5% $ share (IMS)
Extended
release
Hydromorphone
Exalgo
™
Indication:
Moderate-to-severe pain
(opioid tolerant patients
requiring continuous
analgesia)

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
Currently no LA form of hydromorphone available
in US
• Only opioid of the 5 major strong opioids without a
complimentary long acting formulation – key opportunity
for Exalgo
US Prescribers very familiar with hydromorphone
IR
• 2.5 million Rxs in 2008 - representing 19% share of Short
Acting Opioid
market with annual growth at 17% (IMS)
• Provides strong foundation for potential Exalgo growth
Highly concentrated prescribers in US facilitates
efficient marketing and sales
• 11,500 prescribers representing ~5% of total LAO
prescribers (247,000) account for 50% of total LAO Rxs
(WoltersKluwer
Health,
May 2008)
Exalgo™ – Significant Product Opportunity
Extended
release
Hydromorphone
Exalgo
™
Indication:
Moderate-to-severe pain
(opioid tolerant patients
requiring continuous
analgesia)

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
Sanofi-Aventis (Fovea) Collaboration Initiated in 2006
• $40 million in future milestones plus royalties on sales
• All development fully funded by Sanofi-Aventis
Potentially First Combo Therapy for Persistent Allergic
Conjunctivitis
• Targeting efficacy of potent steroid with improved safety
profile
• Concept discovered and patented by CRXX
• Positive POC results in persistent allergic conjunctivitis
Next Steps:
• Phase 2b  targeted for initiation in Q2 2010
Prednisporin™: Partnered with Sanofi-Aventis (Fovea)
Prednisolone Acetate
Cyclosporin A
Target indications include:
Persistent Allergic
conjunctivitis
Current Stage:
Clinical
*pimage is representative of
delivery method
Prednisporin™
*

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
Immuno-inflammatory benefits of steroids
(glucocorticoids) without associated side effects
• Potential NSAID/COXIB replacement in OA
• Replacement of, or add-on to, some NSAIDS, steroids and
DMARDs in RA.
Efficacy observed in multiple Phase 2 studies
•
Knee OA
-19.5 mm WOMAC benefit vs. placebo and 8 mm
vs. prednisolone
• Sustained efficacy through 1yr extension trial
•
Hand OA
- SS AUSCAN pain improvement vs. placebo;
hand pain benefit 45% vs. 23% placebo, 26% prednisolone
•
RA -
SS ACR 20 of 63%
compared to 28% placebo
•
Safe and well-tolerated -
no glucocorticoid-related AE’s
through 1 yr extension trial
Aligned release formulation provides oral, once-
daily administration
Synavive™
Synavive™

Dipyridamole
MR
Prednisolone
DR
Prednisolone
IR
Synavive™
Targeted indication:
Osteoarthritis

CombinatoRx
See Us. See the Future.

Pain Subscale

0
-10
-20
-30
-40
-50
-60
Median % change at Day 98
Placebo
Prednisolone
Synavive 360

Stiffness Subscale

0
-10
-20
-30
-40
-50
-60
Median % change at Day 98
Placebo
Prednisolone
Synavive 360

Function Subscale

0
-10
-20
-30
-40
-50
-60
Median % change at Day 98
Placebo
Prednisolone
Synavive 360

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
COMET-1:  Synavive Efficacy in Knee OA Subjects
with High Disease Burden
•
mITT LOCF, WOMAC Day 98
•
Subjects with Baseline Patient
Global Assessment VAS score
30 mm
Placebo n=45
Pred n=40
Synavive 360 n=44
Synavive significantly improves WOMAC pain, function and
stiffness measures

p = 0.017
p = 0.0023
p = 0.0034

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
COMET-1:  1 year Open Label Extension
Safety
Adverse Events for chronic glucocorticoid use
– No worsening of
glucocorticoid-related adverse events including eye changes, adrenal, glucose, and infection rate
Adverse Events for chronic dipyridamole use –
No bleeding or
hypotension
Bone mineral density (BMD) –
Synavive neutral on bone effects
Efficacy
Sustained efficacy for subjects continued on Synavive (2.7/180) or
(2.7/360)
Enhanced efficacy for subjects transitioned from placebo to Synavive
(2.7/180)
Synavive demonstrated dissociation of efficacy and
safety in a long-term extension trial

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
© Copyright Neuromed
Ion Channel Blockers: Acute and Chronic Pain

Channel
Family
Acute
Pain
Inflammatory
Pain
Neuropathic
Pain
N-type
Ca
v
2.2
NO YES YES
T-type
Ca
v
3.1-3
YES YES YES
Proven Mechanism of Action
• N-type directly linked to pain signal transmission
• Validated target: Prialt (Ziconotide)
Exclusive Patent Coverage
• Covering diverse chemical series
Focus on electrophysiology of calcium channel
blockers
• Extensive screening for off-target activity
N-type
NERVOUS SYSTEM
chronic inflammatory pain
chronic neuropathic pain
T-type
NERVOUS SYSTEM,
HEART, VASCULAR
acute and chronic pain

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
Diverse Library of
drugs & molecular probes
Cell-Based
Phenotypic Assays
CRXX Synergistic Drug Discovery Technology

cHTS
Technology Platform
Multi-target therapeutic discovery engine
Industrialized: Systematic empirical testing of combinations
>4,000 agents, >1,000 targets & mechanisms
Comprehensive: High-throughput automation
>250 cell lines, >20 disease-relevant  tissues and normal controls
Proprietary: Software manages execution/analysis of combination activity
Proven track record of discovering multi-target therapeutics

CombinatoRx
See Us. See the Future.

NOVARTIS

CombinatoRx

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
Discovery of novel anti-cancer combinations
• $4m upfront; 2 year research funding
• Up to $58m milestones per combination
• Non-exclusive
Major effort in scale and potential translation to clinic
• Uniquely enabled by CRXX discovery and informatics
capabilities
• Broad spectrum of cell lines/cancers
• Robust compound library including standards of care
Valuable outputs for both partners
• New development opportunities for NVS marketed and
clinical compounds
• New development opportunities for CRXX
• New biology and intellectual property
CRXX-Novartis Oncology Collaboration

Exploration of response
by cancer type
Systematic discovery of
pathways and targets
Exploration of response
by cancer type
Systematic discovery of
pathways and targets
cHTS/Chalice
Compound  library
Oncology pipeline
Compound  library

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
Management team with proven research/development track record
• CEO: Mark Corrigan, MD
• Sepracor, Pharmacia-Upjohn
• EVP, R&D: Christopher Gallen, M.D., Ph.D.
• Scripps, Quintiles, Premier Research, Pharmacia, Wyeth
Significant resources to fund planned operations into 2014
• Ended 2009 with $25.9 million cash
• $40 million milestone from Covidien received March 2010
Revenue generating collaborations (Exalgo, Prednisporin, Novartis)
Pain and inflammation focused R&D
Two valuable drug discovery platforms to fuel pipeline
CombinatoRx Overview

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
Product Pipeline
Exalgo™ commercial partnership
Exalgo™ approval
Exalgo™ launch/revenue stream
Synavive – advance development for the treatment of osteoarthritis
Ion channel program - advance an N-type lead into development for pain
Drug discovery technologies - discover new pain and inflammation product candidates for our internal portfolio
Business
Additional revenue-generating research and technology collaborations
Maintain financial strength with sufficient resources to fund operations into 2014.
Potential Near-term Value-Creating Events

© 2009 CombinatoRx, Incorporated. All rights reserved. CONFIDENTIAL 19 Thank You